UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2008
EDDIE BAUER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33070 (Commission File Number)	42-1672352 (IRS Employer Identification No.)
10401 NE 8TH STREET, SUITE 500
BELLEVUE, WA 98004
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (425) 755-6544
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On January 10, 2008, Registrant issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing preliminary net merchandise sales and comparable same store sales for the fourth quarter and fiscal year ended December 29, 2007.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 10, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDDIE BAUER HOLDINGS, INC. (Registrant)
Dated: January 10, 2008	By:	/s/ Freya R. Brier
Freya R. Brier
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 10, 2008